SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549


                               FORM 8-K


                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)        February 22, 2000




                   BPI PACKAGING TECHNOLOGIES, INC.
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)




    Delaware                  1-10648                04-2997486
------------------          ------------           --------------
(State of or other          (Commission            (IRS Employer
jurisdiction of             File Number)           Identification
incorporation)                                     Number)




     455 Somerset Avenue, North Dighton, Massachusetts    02764
     -------------------------------------------------  ----------
     (Address of principal executive offices)           (Zip Code)




 Registrant's telephone number, including area code    (508) 824-8636




                                  N/A
         -----------------------------------------------------
        (Former name or address, if changed since last report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.


           99.1  Press Release dated February 23, 2000.








                              SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                            BPI PACKAGING TECHNOLOGIES, INC.
                            (Registrant)



Date:  February 23, 2000    /s/ James F. Koehlinger
                            -----------------------------------
                            By:        James F. Koehlinger
                            Title:     Chief Financial Officer